AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                               Variable Account A
                              PROSPECTUS SUPPLEMENT
                              DATED January 5, 1999

     Supplement to the Prospectus dated May 1, 1998 and all subsequent amendments for Variable Annuity Contracts issued by Variable Account A and American International Life Assurance Company of New York.

This Supplement amends the heading indicated, as follows:

Dollar Cost Averaging

     The Company offers an option under which Owners may dollar cost average their allocations in the Subaccounts under the contract by authorizing the Company to make periodic allocations of Contract Value from either the Money Market Subaccount or the Guaranteed Account to one or more of the other Subaccounts. Dollar Cost Averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected.

     The amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. To elect Dollar Cost Averaging, the Owner's Contract Value must be at least $12,000.

     The Company also offers a 6-month dollar cost averaging option that is available only for new Premium payments of at least $12,000. Either the initial Premium or subsequent payments of additional Premium are eligible for this option. If the Owner selects this option, Premium will be allocated to a 6-month DCA Guaranteed Account. The Owner may not transfer existing Contract Value to the 6-month DCA Guaranteed Account. If Premium is allocated to the 6-month DCA Guaranteed Account, the full amount will be transferred on a monthly basis over a 6-month period into the Subaccounts selected by the Owner. The Owner may not change the option or frequency of transfers. The minimum amount that can be transferred monthly from the DCA Guaranteed Account is one-sixth of the Premium allocated to it.

     Each allocation of Premium to a 6-month DCA Guaranteed Account will earn interest at a rate that may be different than an allocation of Premium to this option made on a different date.

     The interest rate credited to the 6-month DCA Guaranteed Account may be different from the interest rate credited to the Guaranteed Account option described in Appendix A-1. If the 6-month dollar cost averaging program is terminated, any Contract Value remaining in a 6-month DCA Guaranteed Account will be automatically transferred to the Guaranteed Account and will earn the interest rate then in effect for the Guaranteed Account option.

     A Dollar Cost Averaging Request in proper form must be received by the Company. The Dollar Cost Averaging Request form will not be considered complete until the Contract Value is at least the required amount or the Premium submitted is at least $12,000. A Dollar Cost Averaging Request form is available from the Administrative Office upon request. An Owner may not have Dollar Cost Averaging and Asset Rebalancing in effect at the same time.

     The Company reserves the right to modify, suspend or terminate any dollar cost averaging programs at any time.

     Amounts periodically transferred under this option are not included in the 12 transfers per Contract Year discussed under "Transfers" on page 17. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high.

     Dollar Cost Averaging does not guarantee profits, nor does it assure that an Owner will not have losses.